                                                                    EXHIBIT 10.9


                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 5,
                                               ---------
1998, is made by and among American Cellular Corporation, a Delaware corporation (the "Company"), and the parties listed on Exhibit A to this Agreement (the
      -------                              ---------
"Purchasers").
-----------

                                    RECITALS
                                    --------

          A. Each Purchaser desires to invest in the Company the aggregate sum set forth opposite each Purchaser's name on Exhibit A through the purchase of
                                            ---------
shares of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), and shares of the Company's Series A Preferred Stock,
---------------------
par value $0.01 per share (the "Series A Preferred Stock").  Subject to the
                                ------------------------
terms of this Agreement, the Purchasers shall initially purchase an aggregate of 250,000 shares of Class A Common Stock (the "Initial Shares") and shall, at the
                                             --------------
request of the Company, purchase an aggregate of 325,000 shares of Series A Preferred Stock (the "Committed Shares" and, collectively with the Initial
                      ----------------
Shares, the "Shares"), in each case in the respective amounts set forth opposite
             ------
each Purchaser's name on Exhibit A.  The Series A Preferred Stock shall have the
                         ---------
rights set forth in the form of the Certificate of Designations of the Series A Preferred Stock of American Cellular Corporation, attached hereto as Exhibit B
                                                                     ---------
(the "Certificate").
      -----------

          B. Simultaneously with the execution of this Agreement, the Purchasers and the Company will enter into (a) the Stockholders Agreement (the "Stockholders Agreement") in the form attached hereto as Exhibit C, and (b) the
-----------------------                                  ---------
Registration Rights Agreement (the "Registration Rights Agreement") in the form
                                    -----------------------------
attached hereto as Exhibit D.
                   ---------

          C. This Agreement, the Stockholders Agreement and the Registration Rights Agreement are being entered into in contemplation of the merger (the "Merger") of the Company with and into PriCellular Corporation, a Delaware corporation ("PCC"), pursuant to an Agreement and Plan of Merger to be executed
              ---
by the Company and PCC (the "Merger Agreement"), which provides for, among other
                             ----------------
things, a merger price of $14.00 per share of common stock of PCC.

          D. The proceeds from the Purchasers' purchase of the Initial Shares and the Committed Shares shall be used solely to consummate the Merger, and the transactions relating thereto, and to pay any Transaction Costs (as defined in Section 4.2).

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.
                               ISSUANCE OF SHARES
                               ------------------

     Each Purchaser, severally and not jointly, hereby agrees as follows:

     1.1.  Purchase and Sale of Initial Shares.  At the Initial Closing (as
           -----------------------------------
defined below), the Company shall sell to each Purchaser, and such Purchaser shall purchase from the Company, the Initial Shares, at a purchase price of $100 per share in the respective amount set forth in Exhibit A. The purchase and
                                                ---------
sale of all the Initial Shares by the Purchasers is referred to herein as the "Initial Purchase."

     1.2.  Initial Closing.  The closing for the Initial Purchase (the "Initial
           ---------------
Closing") shall take place upon the 15th day after delivery to each of the Purchasers of an Initial Funding Notice, executed by an officer of the Company, which certifies that on the date of such notice, the Company and PCC have entered into the Merger Agreement. If such 15th day is not a Business Day, the Initial Closing shall occur on the next succeeding Business Day. As used in this Agreement, the defined term "Initial Closing" shall refer to both the event as well as the date of such closing.


     1.3.  Deliveries at the Initial Closing.  At the Initial Closing each
           ---------------------------------
Purchaser shall deliver to the Company the purchase price for the respective Initial Shares to be acquired by such Purchaser by wire transfer of immediately available funds, and the Company shall deliver to such Purchaser one or more certificates representing its respective Initial Shares, which certificates shall be duly registered in such name as the Purchaser shall have specified to the Company prior to the Initial Closing.

     1.4.  Subsequent Purchase of Committed Shares.  Upon receipt by each
           ---------------------------------------
Purchaser of written notice from the Company (the "Drawdown Notice"), stating
                                                   ---------------
that the Company anticipates that the Merger is reasonably expected to be consummated within 20 days, such Purchaser shall, within 15 days after its receipt of the Drawdown Notice, purchase at a purchase price of $1,000 per share, all of the Committed Shares to be acquired by such Purchaser, as set forth on Exhibit A. The purchase of all the Committed Shares by all the
         ---------
Purchasers is referred to herein as the "Subsequent Purchase," and the
                                         -------------------
consummation of the Subsequent Purchase is referred to herein as the "Subsequent
                                                                      ----------
Closing."
-------

     1.5.  Certificate of Designations; HSR Filing.  On or prior to the
           ---------------------------------------
Subsequent Closing, (a) the Company shall have duly adopted and filed with the Secretary of State of the State of Delaware the Certificate, and (b) any waiting period, if applicable, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have terminated or expired.
                       -------

     1.6.  Deliveries at Subsequent Closing.  At the Subsequent Closing:
           --------------------------------

          1.6.1. The Company shall deliver to each Purchaser one or more certificates representing its respective Committed Shares;

          1.6.2. The Company shall deliver to each Purchaser a certificate, executed by the Secretary of the Company, dated the date of the Subsequent Closing, which certifies the resolutions adopted by the directors of the Company duly authorizing all transactions contemplated at the Subsequent Closing; and

          1.6.3. Each Purchaser shall deliver to the Company the purchase price for such Purchaser's respective Committed Shares by wire transfer of immediately available funds.

          For purposes of this Agreement, the Initial Closing and Subsequent Closing are sometimes referred to herein individually as a "Closing" and
                                                            -------
collectively as the "Closings."
                     --------

                                  ARTICLE II.

                      CERTAIN REPRESENTATIONS, WARRANTIES
                      -----------------------------------
                        AND AGREEMENTS OF THE PURCHASERS
                        --------------------------------

     Each Purchaser, severally and not jointly, hereby represents, warrants and agrees as follows:

     2.1.  Transfer Restrictions and Stock Legend.
           --------------------------------------

           2.1.1.  Acknowledgment.  Such Purchaser understands that (a) a
                   --------------
transfer of any of the Shares to be purchased by it hereunder will not be valid unless a Registration Statement under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Act") is
                                                                      ---
in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act; and (b) such Shares shall bear the legends set forth in the Stockholders Agreement.

           2.1.2.  Removal.  The Company will remove the restrictive legends
                   -------
referenced above upon request of such Purchaser provided that the restrictions described in such legends are no longer applicable and such Purchaser has provided the Company with evidence satisfactory to the Company that the conditions to the termination of such restrictions have been met.

     2.2.  Securities Unregistered.  Such Purchaser acknowledges that it has
           -----------------------
been advised that (a) the Shares to be acquired by it have not been registered under the Act, (b) such Shares must be held indefinitely, and such Purchaser must continue to bear the economic risk of the investment in such Shares, unless such Shares are registered under the Act or an exemption from such registration is available, (c) when and if such Shares may be disposed of without registration in reliance on Rule 144 under the Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of said
Rule 144, and (d) a notation shall be made in the appropriate records of the Company indicating that such Shares are subject to restrictions on transfer and, subject to applicable provisions of this Agreement and the Stockholders Agreement, if the Company engages the services of a stock transfer agent for the Shares, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Shares.

     2.3.  Investment Representations.  Such Purchaser (a) is acquiring the
           --------------------------
Shares for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof, except in compliance with applicable laws regulating securities; (b) was not organized for the purpose of acquiring the Shares; (c) does not have any contract, undertaking, agreement or arrangement with any Person (as defined below) to sell, transfer or grant participations to such Person or to any third Person, with respect to the Shares; (d) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D under the Act, (e) has been given the opportunity to obtain any information or documents relating to, and to ask questions and receive answers about, the Company and the business and prospects of the Company which it deems necessary to evaluate the risks and merits related to its investment in the Shares, and (f) has a financial condition such that it can afford to bear the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies. For purposes of this Agreement, "Person" shall mean
                                                           ------
any individual, partnership, limited liability company, corporation, joint venture, trust, unincorporated organization, or any other entity, or a government or any department, agency or political subdivision thereof.

     2.4.  Authority; Authorization; No Conflicts.  (i) Such Purchaser has full
           --------------------------------------
organizational power and authority to enter into this Agreement, the Stockholders Agreement and the Registration Rights Agreement, that such agreements have been duly authorized, executed and delivered by it, that all organizational action on the part of such Purchaser or its shareholders, partners or members necessary for the authorization, execution, delivery and performance of such agreements and the consummation of the transactions contemplated hereby and thereby have been taken, and that such agreements are the legal valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms; and (ii) the execution, delivery and performance by such Purchaser of this Agreement, the Stockholders Agreement and the Registration Rights Agreement will not result in any violation of and will not conflict with, or result in a breach of any of the terms of or constitute a default under, any provision of federal or state law to which such Purchaser is subject, such Purchaser's governing documents or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which such Purchaser is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of its properties or its other assets.

     2.5.  Brokers, Intermediaries and Finder's Fees.  No finder, broker, agent,
           ------------------------------------------
financial adviser or other intermediary has acted on behalf of such Purchaser in connection with the purchase of the Shares to be acquired by it pursuant to this Agreement or the negotiation or consummation of this Agreement.

     2.6.  Survival of Purchaser' Representations and Warranties.  The
           -----------------------------------------------------
representations and warranties set forth in this Article 2 shall survive the Closings.

                                  ARTICLE III.
                      CERTAIN REPRESENTATIONS, WARRANTIES
                      -----------------------------------
                         AND AGREEMENTS OF THE COMPANY
                         -----------------------------

     The Company represents and warrants to the Purchasers as follows:

     3.1.  Organization, Standing, etc.  The Company is a corporation duly
           ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and its other assets and to carry on its business as currently conducted, and to enter into this Agreement, the Registration Rights Agreement and the Stockholders Agreement. Attached hereto as Schedule 3.1A is a
                                                              -------------
complete and correct copy of the Certificate of Incorporation of the Company, and all amendments thereto, as the Certificate of Incorporation will be in effect at the Initial Closing, and attached hereto as Schedule 3.1B is a
                                                      -------------
complete and correct copy of the By-laws of the Company as they will be in effect at the Initial Closing. Except for the Certificate, as of the Initial Closing, no further amendment or modification of the Certificate of Incorporation or By-laws of the Company not set forth in Schedule 3.1A or
                                                         -------------
Schedule 3.1B has been authorized by the stockholders or Board of Directors of
-------------
the Company or is otherwise contemplated by the Company. As of the Initial Closing, the Company holds no equity interest in any Person. Since the date of its incorporation, the Company has not engaged in any activities other than in connection with negotiating the terms of the Merger Agreement and the transactions contemplated thereby and in connection with arranging the financing required to consummate the Merger and the other transactions contemplated by the Merger Agreement.

     3.2.  Qualification.  The Company is duly qualified or licensed and in good
           -------------
standing as a foreign corporation authorized to transact business in each jurisdiction where the conduct of its business or the ownership of its properties or other assets requires such qualification and the failure to be so qualified or licensed would have a material adverse effect on the assets, condition or business of the Company.

     3.3.  Authorization; No Conflicts.  All corporate action on the part of the
           ---------------------------
Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, the Stockholders Agreement and the Registration Rights Agreement and for the authorization, offer, issuance and delivery of the Initial Shares has been taken and with respect to the Committed Shares, will be taken on or prior to the Subsequent Closing. Prior to the Subsequent Closing, the Company shall duly adopt and file the Certificate with the Secretary of State of Delaware. Each of this Agreement, the Stockholders Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each such agreement is the valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance by the Company of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, and the offer, issuance and delivery of the Shares will not result in any violation of, and will not conflict with or result in a breach of, any of the terms of, or constitute a default under, any provision of federal or state law to which the Company or any of its properties or its other assets is subject, the Company's Certificate of Incorporation (upon filing of the

Certificate), the Company's By-laws or any mortgage, indenture, instrument or material agreement, or judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of its properties or its other assets.

     3.4.  Capitalization.  The authorized capital stock of the Company consists
           --------------
of 500,000 shares of common stock and 1,000,000 shares of preferred stock. Two classes of Common Stock have been authorized, being 475,000 shares of Class A Common Stock and 25,000 shares of Class B Common Stock. At the Initial Closing, no option, warrant or other right for the purchase of any shares of capital stock, or any security convertible or exchangeable therefor, of the Company is outstanding, except as contemplated by this Agreement and the Stockholders Agreement. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold in compliance with the Act and all applicable state securities laws.

     3.5.  Authority and Validity of Issuance of Shares.  The Shares, when
           --------------------------------------------
issued and delivered in accordance with the terms hereof, will be duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights.

     3.6.  The Offering.  Neither the Company nor anyone acting on behalf of the
           ------------
Company has directly or indirectly offered the Shares to be delivered to the Purchasers, any part thereof, or any similar security of the Company for delivery to, or solicited any offer from, anyone other than the Purchasers and other investors to whom such offers can be made without requiring the registration of the Shares under the Act or state securities laws.

     3.7.  Consents.  No consent, approval, order or authorization of, or
           --------
registration, qualification, designation, declaration or filing with, any Person is required in connection with the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, other than filings pursuant to state and federal securities laws and the HSR Act and the filing of the Certificate with the Secretary of State of the State of Delaware.

     3.8.  Brokers, Intermediaries and Finder's Fees.  No finder, broker, agent,
           -----------------------------------------
financial adviser or other intermediary has acted on behalf of the Company in connection with the offering of the Shares pursuant to this Agreement or the negotiation or consummation of this Agreement. The Company hereby agrees to indemnify and to hold the Purchasers harmless of any claim, demand, liability or action for any commission or compensation in the nature of a finder's, broker's, advisory or placement fee payable to any Person for which the Company or any of its respective officers, directors, employees, partners, stockholders, agents or representatives are responsible and for the costs and expenses of defending against such liability or asserted liability.

     3.9.  Registration Rights.  Other than pursuant to the Stockholders
           -------------------
Agreement and the Registration Rights Agreement, the Company is not, as of the Initial Closing, under any obligation to register under the Act or state securities laws any of its then outstanding securities or any of its securities that may subsequently be issued pursuant to any then existing convertible or exercisable securities.

     3.10.  Stockholders Agreements.  Other than pursuant to this Agreement, the
            -----------------------
Stockholders Agreement and agreements with employees or prospective employees of the Company, as of the Initial Closing, there are no agreements among the Company and any of the Company's stockholders, in their capacities as such, or, to the knowledge of the Company, among any of the Company's stockholders.

     3.11.  Other Equity Securities.  The Company has not issued or agreed to
            -----------------------
issue any equity securities to any Person except (i) to the Purchasers as contemplated by this Agreement and (ii) issuances of equity securities (including rights to purchase equity securities) to employees or prospective employees of the Company on terms and conditions set forth on Schedule 3.11 (as
                                                              -------------
such terms and conditions as may be amended from time to time in accordance with the Stockholders Agreement) or otherwise in accordance with the Stockholders Agreement.

                                  ARTICLE IV.

                  COVENANTS OF THE COMPANY AND THE PURCHASERS
                  -------------------------------------------

     4.1.  Other Purchases; Most Favored Nation.  Prior to the Merger, the
           ------------------------------------
Company will not issue any equity securities to any Person, except for (i) issuances of Class A Common Stock and Series A Preferred Stock on the same terms and at the same price or a greater price as the Initial Shares are being issued, or the Committed Shares will be issued, pursuant to this Agreement, (ii) issuances of equity securities (including rights to purchase equity securities) to employees or prospective employees of the Company on terms set forth on
Schedule 3.11 (as such terms may be amended from time to time in accordance with
-------------
the Stockholders Agreement) or (iii) issuances in accordance with the Stockholders Agreement; provided that the Company may issue Class A Common Stock and Series A Preferred Stock at a lesser price than the Class A Common Stock and Series A Preferred Stock, as the case may be, if the Company pays the Purchasers the difference between the price paid pursuant to this Agreement and such lower price multiplied by the number of Initial Shares or Committed Shares, as the case may be, purchased by them.

     4.2.  Fees and Expenses; Break-Up Fees.  The Purchasers agree that the
           --------------------------------
Company may pay all fees and expenses incurred by or on behalf of the Company in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, including, without limitation, the fees and expenses of counsel, accountants, consultants, financial advisors, any costs relating to the settlement or litigation of any disputes and other administrative costs ("Transaction Costs"). Each Purchaser shall be entitled to
                       -----------------
receive from the Company its pro rata, based on such Purchaser's dollar investments in the Company at the Initial Closing, share of the net amount of any break-up fee or damages received by the Company as a result of a breach or termination of the Merger Agreement.

     4.3.  Publicity.  Except as required by applicable law, the Company shall
           ---------
at no time use the name of any Purchaser or of any of its respective Affiliates in any press release or public statement without obtaining the prior written consent of such Purchaser. If such disclosure is required by applicable law, then the Company shall inform such Purchaser prior to such disclosure.

                                   ARTICLE V.

                                 MISCELLANEOUS
                                 -------------

     5.1.  Termination.  This Agreement may be terminated and the transactions
           -----------
contemplated hereby may be abandoned at any time:


          5.1.1. by either the Company or any Purchaser (as to itself but not other Purchasers), if by March 9, 1998, Persons agreeing hereunder to purchase an aggregate of at least $25 million in Series A Common Stock and $325 million in Series A Preferred Stock have not then yet executed this Agreement;

          5.1.2. by either the Company or any Purchaser (as to itself but not other Purchasers) if the Merger Agreement shall not have been entered into by March 9, 1998; or

          5.1.3. by either the Company or any Purchaser (as to itself but not other Purchasers) if the Merger Agreement shall have been terminated.

     5.2.  Effect of Termination.  In the event of the termination of this
           ---------------------
Agreement pursuant to Section 5.1, the Purchasers shall have no obligation to purchase the Committed Shares and this Agreement shall otherwise forthwith become void, and except for this Section 5.2, there shall be no liability on the part of any party. Upon the termination of this Agreement, the Company shall be dissolved and liquidated in accordance with Section 7.3 of the Stockholders Agreement.

     5.3.  No Assignment; Effect of Merger.  No party may assign any of its
           -------------------------------
rights or obligations under this Agreement without the prior written consent of the other parties hereto, except as permitted under the Stockholders Agreement. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claims under or with respect to this Agreement or any provision of this Agreement (other than a Person which has incurred Transaction Costs). Following consummation of the Merger, the term "Company" shall refer to the surviving corporation of the Merger.

     5.4.  Survival.  The representations and warranties made by the parties
           --------
shall survive the Closings. Except as otherwise expressly provided herein, the respective covenants of the parties hereto shall survive until the later of such time as all of the Shares cease to be outstanding or the termination of the Stockholders Agreement in accordance with its terms. All statements as to factual matters contained in any certificate or exhibit delivered by or on behalf of the Company pursuant hereto shall be deemed to be the representations and warranties of the Company hereunder as of such date of such certificate or exhibit.

     5.5.  Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to a party, upon any breach or default of the other party under this Agreement, shall impair any such right, power or remedy of the party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     5.6.  Notices.  Any notice required or permitted hereunder shall be given
           -------
in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as follows:

          (a)  If to the Company, to:

               American Cellular Corporation
               c/o Spectrum Equity Investors II, L.P.
               245 Lytton Avenue, Suite 175
               Palo Alto, CA  94301
               Phone:  650/464-4600
               Fax:  650/464-4601
               Attn:  Brion Applegate

               with a copy to:

               Latham & Watkins
               505 Montgomery Street, Suite 1900
               San Francisco, CA  94111
               Phone:  415/391-0600
               Fax:  415/395-8095
               Attn:  Scott R. Haber, Esq.

               or at such other addresses as the Company shall have specified by notice in writing to Purchasers; and

          (b) If to a Purchaser, delivered to the addresses set forth on the signature page hereto or at such other addresses as such Purchaser shall have specified by notice in writing to the Company.

     5.7.  Entire Agreement; Amendment.  This Agreement and the documents
           ---------------------------
referred to herein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     5.8.  Specific Performance.  Each Purchaser and the Company acknowledges
           --------------------
that any violation of this Agreement will result in irreparable injury to the non-breaching party, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such violation would not be reasonable or adequate compensation to the non-breaching party for such a violation. Accordingly, each Purchaser and the Company agrees that if any of the Purchasers and/or the Company violates any provision of this Agreement, in addition to any other remedy which may be available at law or in equity, the non-breaching party shall be entitled to specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual damages.

     5.9.  Severability.  In the event that any provision of this Agreement
           ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this agreement to any party.

     5.10.  Cross-References; Titles and Subtitles.  Unless expressly indicated
            --------------------------------------
to the contrary, all references in this Agreement to enumerated Articles, Sections, Schedules and Exhibits are to the respective Articles and Sections of, and Schedules and Exhibits to, this Agreement. All such Schedules and Exhibits are integral parts of this Agreement. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     5.11.  Non-Business Days.  If the last day for performance of any act or
            -----------------
the exercising of any right, as provided in this Agreement, shall not be a Business Day, such act may be performed or right exercised on the next succeeding Business Day, with the same force and effect as if done on the nominal day provided in this Agreement. For purposes of this Agreement, "Business Day" means a day other than a Saturday, Sunday or legal holiday or a
-------------
day on which banking institutions in New York City are required or authorized by law to close.

     5.12.  Applicable Law.  The laws of the State of Delaware shall govern the
            --------------
interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

     5.13.  Attorneys' Fees.  If any legal action or any arbitration or other
            ---------------
proceeding is brought for the enforcement of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     5.14.  Counterparts; Effectiveness.  This Agreement may be executed in any
            ---------------------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Agreement shall become a legally binding and effective obligation of each Purchaser upon such Purchaser's execution and delivery of this Agreement and the execution and delivery of the Merger Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

AMERICAN CELLULAR CORPORATION,
a Delaware corporation

By:  /s/Brion Applegate
     ------------------
     Name: Brion Applegate
     Title: Chairman and CEO

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

THE STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS II, L.P.,
a Delaware limited partnership

By:  Spectrum Equity Associates II, L.P., its Managing General Partner
     Name: /s/Brion Applegate
           ------------------
     Title: Managing General Partner

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

PROVIDENCE EQUITY PARTNERS L.P.,
a Delaware limited partnership

     By:  PROVIDENCE EQUITY PARTNERS, L.L.C.,
          its general partner

By:  /s/ Jonathan M. Nelson
     ----------------------
     Name: ________________
     Title: _______________

Address:  50 Kennedy Plaza
          900 Fleet Center
          Providence, RI 02903
          Fax:  (401) 751-1790
          Attention:  Jonathan M. Nelson
                      Mark Pelson

TANDEM WIRELESS INVESTMENTS, L.P.,
a Delaware limited partnership

     By:  LIVE CYCLES HOLDINGS CO.
     Its General Partner

     By:  /s/ Lynn McDonald
          -----------------
          Lynn McDonald
          Title:  Vice President and Secretary

     By:  /s/ Pierre Belanger
          -------------------
          Pierre Belanger
          Title:  President

21st CENTURY COMMUNICATIONS PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS T-E, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

SANDLER CAPITAL PARTNERS IV, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:
          Attention:

SANDLER CAPITAL PARTNERS IV, FTE, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

TRIUMPH PARTNERS III, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, L.P.
          General Partner

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title:  Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TRIUMPH III INVESTORS, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title: Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TORONTO DOMINION INVESTMENTS, INC.,
a Delaware corporation

By:  /s/ Christopher J. Shipman
     --------------------------
     Name:  Christopher J. Shipman
     Title: Vice President

Address:  909 Fannin Street, Suite 1700
          Houston, Texas 77010
          Fax:  (713) 652-2647
          Attention:  Martha Gariepy

FIRST UNION CAPITAL PARTNERS, INC.,
a Virginia corporation

By:  /s/ L.W. Hamrick III
     --------------------
     Name:  L.W. Hamrick III
     Title: Senior Vice President

Address:  301 South College Street
          Charlotte, N.C. 28288
          Fax:  (704) 374-6711
          Attention:  Watts Hemrick

HARBOURVEST PARTNERS V - Direct Fund L.P., a Delaware limited partnership


     By:  HVP V - Direct Associates LLC
          its General Partner

     By:  HARBOURVEST PARTNERS, LLC
          its Managing Member


By:  /s/ William A. Johnston
     -----------------------
     Name: William A. Johnston
     Title: Managing Director


Address:  One Financial Center, 44th Floor
          Boston, MA 0911
          Fax:  (617) 350-0805
          Attention:  William Johnston

INFORMATION ASSOCIATES, L.P.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
          its general partner


By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES-II, L.P.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

IA-II AFFILIATES FUND, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES, C.V.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
          its investment general partner

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

TRIDENT CAPITAL MANAGEMENT-II, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

WESTPOOL INVESTMENT TRUST,
a limited company organized under the laws of England and Wales



By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

SG CAPITAL PARTNERS, LLC



By:  /s/ Elan A. Schultz
     -------------------
     Name: Elan A. Schultz
     Title: Managing Director

Address:  1221 Avenue of the Americas
          New York, New York  10020
          Fax:  (212) 278-5454
          Attention:  Elan Schultz

MERRILL LYNCH KECALP L.P. 1997,
a Delaware limited partnership

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

KECALP, INC.,
a Delaware corporation

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

WEBER FAMILY TRUST dated 1/6/89,
a California family trust

By:  /s/ Eugene M. Weber
     -------------------
     Name: Eugene M. Weber
     Title: Trustee

Address:  50 California Street, Suite 3200
          San Francisco, CA 94111
          Fax:  (415) 788-6763
          Attention:  Eugene M. Weber

LION INVESTMENTS LIMITED,
a limited company organized under the laws of England and Wales

By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

GENERATION CAPITAL PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARALLEL MANAGEMENT PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARTNERS



By:  ___________________________
     Name: _____________________
     Title: ______________________

Address:  600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          (415) 646-8625
          Attention:  John Hawkins



By:  /s/ John Fujii
     --------------
     Name: JOHN D. FUJII

Address:  232 East Thorndale Avenue
          Roselle, IL 60172


By:  /s/ Brian McTernan
     ------------------
     Name: BRIAN McTERNAN

Address:  1201 Barclay Circle
          Barrington, IL 60010

                     AMENDMENT TO STOCK PURCHASE AGREEMENT


     THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment"), dated as of March 31, 1998, is made by and among American Cellular Corporation, a Delaware corporation (the "Company"), and the parties listed on Exhibit A to this
                                                       ---------
Amendment (the "Purchasers").

                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Company and the Purchasers are parties to the Stock Purchase Agreement, dated as of March 5, 1998 (the "Agreement"; to which reference is made for the definition of all capitalized terms used herein without definition); and

     WHEREAS, the Company and the Purchasers wish to amend the Agreement to (i) reduce the per share purchase price of each Committed Share and increase the number of Committed Shares so that the total purchase price of all Committed Shares remains $325,000,000 and (ii) provide for an interim purchase by the Purchasers of $10,000,000 of the Committed Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Purchasers each hereby agree as follows:

     SECTION 1.   Recitals.  The second sentence in paragraph A of the Recitals
                  --------
is hereby deleted in its entirety and replaced with the following:

     "Subject to the terms of this Agreement, the Purchasers shall initially purchase an aggregate of 250,000 shares of Class A Common Stock (the "Initial Shares") and shall, at the request of the Company, purchase in one
     ---------------
     or more installments as contemplated by Section 1.4 an aggregate of 3,250,000 shares of Series A Preferred Stock (the "Committed Shares" and,
                                                        ----------------
     collectively with the Initial Shares, the "Shares"), in each case in the
                                                ------
     respective amounts set forth opposite each Purchaser's name on Exhibit A."
                                                                    ---------

     SECTION 2.  Section 1.4.  Section 1.4 of the Agreement is hereby deleted in
                 -----------
its entirety and replaced with the following:

     "1.4.  Subsequent Purchases of Committed Shares.
            ----------------------------------------

     (a) Upon receipt by each Purchaser of written notice from the Company, such Purchaser shall within 15 days after its receipt of such notice, purchase at a purchase price of $100 per share, its pro rata portion of $10,000,000 of the Committed Shares, as determined in accordance with Exhibit A.  For
                                                          ---------
purposes of this Agreement, the purchase of $10,000,000 of Committed Shares by all the Purchasers pursuant to this Section 1.4(a) is referred to herein as the "Interim Purchase,"
        ----------------

     (b) Upon receipt by each Purchaser of written notice from the Company (the "Drawdown Notice"), stating that the Company anticipates that the Merger is
 ---------------
reasonably expected to be consummated within 20 days, such Purchaser shall, within 15 days after its receipt of the Drawdown Notice, purchase at a purchase price of $100 per share, all of the Committed Shares to be acquired by such Purchaser, as set forth on Exhibit A, less the number of
                                            ---------
Committed Shares purchased by such Purchaser in the Interim Purchase pursuant to Section 1.4(a).

For purposes of this Agreement, the purchase of Committed Shares by all the Purchasers pursuant to Section 1.4(b) is each referred to herein as the "Final Purchase," and the consummation of each of the Interim Purchase and
---------------
the Final Purchase is individually referred to herein as a "Subsequent
                                                            ----------
Closing." References to the "Subsequent Closing" in this Agreement shall
-------
refer to the closing of the Interim Purchase and the Final Purchase with equal effect.

     SECTION 3.  Section 3.4.  The first sentence in Section 3.4 of the
                 -----------
Agreement is hereby deleted in its entirety and replaced with the following:

         "The authorized capital stock of the Company consists of 500,000 shares of common stock and 5,000,000 shares of preferred stock."

     SECTION 4.  Exhibits.  Exhibit A of the Agreement is replaced with Exhibit
                 --------   ---------                                   -------
A attached hereto.
-

     SECTION 5.  Reference to and Effect on the Agreement.
                 ----------------------------------------

     (a) On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "therein", or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such to be deemed to be a reference to the Agreement as amended hereby.

     (b) Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

     SECTION 6.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     SECTION 7.  Counterparts.  This Amendment may be executed in one or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stock Purchase Agreement to be executed as of the date first above written.

                             SPECTRUM EQUITY INVESTORS II, L.P.,
                             a Delaware limited partnership

                             By:  Spectrum Equity Associates II, L.P.,
                                  its managing general partner


                                  By:  /s/ Brion Applegate
                                       ------------------------------
                                       Brion Applegate,
                                       Managing General Partner


                             PROVIDENCE EQUITY PARTNERS L.P.,
                             a Delaware limited partnership

                             By:  Providence Equity Partners, L.L.C.,
                                  its general partner


                                  By:  /s/ Jonathan Nelson
                                       -------------------------------
                                       Jonathan Nelson
                                       President


                             TANDEM WIRELESS INVESTMENTS, L.P.

                             By:  Live Cycles Holding Co.,
                                  its general partner


                                  By:  /s/ Lynn C. McDonald
                                       ------------------------------
                                       Lynn C. McDonald,
                                       Vice President and Secretary


                                  By:  /s/ Pierre Belanger
                                       ------------------------------
                                       Pierre Belanger
                                       President

                  21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President



                  21ST CENTURY COMMUNICATIONS T-E, L.P.


                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President

              21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.,


                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President


                  SANDLER CAPITAL PARTNERS IV, L.P.

                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President

                    SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                    By:  Sandler Investment Partners, L.P.,
                         its general partner

                         By:  Sandler Capital Management,
                              its general partner

                              By:  MJDM Corp.,
                                   its general partner

                                   By:  /s/ Edward Grinacoff
                                        -----------------------------
                                        Edward Grinacoff,
                                        President

                         TRIUMPH PARTNERS III, L.P.,
                         a Delaware limited partnership

                         By:  Triumph III Advisors, L.P.,
                              its general partner

                              By:  Triumph III Advisors, Inc.,
                                   its general partner

                                    By:  /s/ Jeffrey M. Lane
                                         ----------------------------
                                         Jeffrey M. Lane,
                                         Managing Director


                         TRIUMPH III INVESTORS, L.P.,
                         a Delaware limited partnership

                         By:  Triumph III Advisors, Inc.,
                              its general partner

                              By:  /s/ Jeffrey M. Lane
                                   ----------------------------------
                                   Jeffrey M. Lane,
                                   Managing Director


                         TORONTO DOMINION INVESTMENTS, INC.,
                         a Delaware corporation



                         By:       /s/ Martha Gariepy
                                   ----------------------------------
                                   Martha Gariepy,
                                   Vice President



                         FIRST UNION CAPITAL PARTNERS, INC.,
                         a Virginia corporation


                         By:  /s/ L.W. Hamrick III
                              ---------------------------------------
                              L.W. Hamrick III,
                              Senior Vice President

                          HARBOURVEST PARTNERS V - DIRECT FUND L.P., a Delaware limited partnership

                          By:  HVP V - Direct Associates, LLC,
                               its general partner

                               By:  HarbourVest Partners, LLC,
                                    its managing member


                                     By:  /s/ William A. Johnston
                                          ---------------------------
                                          William A. Johnston,
                                          Managing Director


                          INFORMATION ASSOCIATES, L.P.

                          By:  Trident Capital Management, L.L.C.,
                               its general partner


                               By:  /s/ Donald R. Dixon
                                    ---------------------------------
                                    Donald R. Dixon,
                                    President


                          INFORMATION ASSOCIATES-II, L.P.

                          By:  Trident Capital Management, L.L.C.,
                               its general partner


                               By:  /s/ Donald R. Dixon
                                    ---------------------------------
                                    Donald R. Dixon,
                                    President


                           IA-II AFFILIATES FUND, L.L.C.

                           By:  Trident Capital Management, L.L.C.,
                                its general partner


                                By:  /s/ Donald R. Dixon
                                     --------------------------------
                                     Donald R. Dixon,
                                     President

                               INFORMATION ASSOCIATES, C.V.

                               By:  Trident Capital Management, L.L.C.,
                                    its general partner


                                    By:  /s/ Donald R. Dixon
                                         ----------------------------
                                         Donald R. Dixon,
                                         President


                               TRIDENT CAPITAL MANAGEMENT-II, L.L.C.

                               By:  Trident Capital Management, L.L.C.,
                                    its general partner


                                    By:  /s/ Donald R. Dixon
                                         ----------------------------
                                         Donald R. Dixon,
                                         President


                               WESTPOOL INVESTMENT TRUST, a limited liability company organized under the laws of England and Wales

                               By:  /s/ Robert A. Rayne
                                    ---------------------------------
                                    Robert A. Rayne,
                                    Director


                               LION INVESTMENT LIMITED, a limited liability company organized under the laws of England and Wales


                               By:  /s/ Robert A. Rayne
                                    ---------------------------------
                                    Robert A. Rayne,
                                    Director

                                 SG CAPITAL PARTNERS, LLC


                                 By:  /s/ Elan A. Schultz
                                      -------------------------------
                                      Elan A. Schultz,
                                      Managing Director


                                 MERRILL LYNCH KECALP L.P. 1997,
                                 a Delaware limited partnership


                                 By:  /s/ Edward J. Higgins
                                      -------------------------------
                                      Edward J. Higgins,
                                      Managing Director


                                 KECALP, INC.,
                                 a Delaware corporation


                                 By:  /s/ Edward J. Higgins
                                      -------------------------------
                                      Edward J. Higgins,
                                      Managing Director


                                 WEBER FAMILY TRUST DATED 1/6/89,
                                 a California family trust


                                 By:  /s/ Eugene M. Weber
                                      -------------------------------
                                      Eugene M. Weber,
                                      Trustee


                                 /s/ John Fujii
                                 ------------------------------------
                                 JOHN FUJII,
                                 an Individual


                                 /s/ Brian McTernan
                                 ------------------------------------
                                 BRIAN McTERNAN,
                                 an Individual

                              GENERATION CAPITAL PARTNERS L.P.

                              By:  Generation Partners L.P.,
                                   its general partner

                                    By:  Generation Capital Company LLC,
                                         its general partner


                                    By:  /s/ John Hawkins
                                         ----------------------------
                                         John Hawkins,
                                         Managing Director


                              GENERATION PARALLEL
                              MANAGEMENT PARTNERS L.P.

                              By:  Generation Partners L.P.,
                                   its general partner

                                   By:  Generation Capital Company LLC,
                                        its general partner


                                        By:  /s/ John Hawkins
                                             ------------------------
                                             John Hawkins,
                                             Managing Director


                              STATE BOARD OF
                              ADMINISTRATION OF FLORIDA

                              By:  Generation Partners L.P.,
                                   its general partner

                                   By:  Generation Capital Company LLC,
                                        its general partner


                                        By:  /s/ John Hawkins
                                             ------------------------
                                             John Hawkins,
                                             Managing Director